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EXHIBIT 10.16

                      NOTE FOR SERVICES EXCHANGE AGREEMENT


This agreement hereby assigns a note receivable for the sum of $100,000 owed by DUCT Utility Construction & Technologies, Inc. and due on December 31, 2001, from Randall A. Drew, Chief Executive Officer of DUCT, to BJ Ukra, an individual residing in Los Angeles, California, in exchange for personal tax consulting services throughout 2002.

AGREED ON THE DATE SIGNED BELOW:




/s/  Randall A. Drew
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Randall A. Drew                                            DATE




/s/  BJ Ukra
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BJ Ukra                                                    DATE